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                                                                    Exhibit 99.3

Apr-2002                        1995-A                             Page 1



                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1995-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)



RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                  $2,606,203,699.74
Beginning of the Month Finance Charge Receivables:               $137,951,283.81
Beginning of the Month Discounted Receivables:                             $0.00
Beginning of the Month Total Receivables:                      $2,744,154,983.55

Removed Principal Receivables:                                     $8,675,799.67
Removed Finance Charge Receivables:                                  $177,881.08
Removed Total Receivables:                                         $8,853,680.75

Additional Principal Receivables:                                          $0.00
Additional Finance Charge Receivables:                                     $0.00
Additional Total Receivables:                                              $0.00

Discounted Receivables Generated this Period:                              $0.00

End of the Month Principal Receivables:                        $2,611,210,024.32
End of the Month Finance Charge Receivables:                     $136,943,111.55
End of the Month Discounted Receivables:                                   $0.00
End of the Month Total Receivables:                            $2,748,153,135.87

Special Funding Account Balance                                            $0.00
Aggregate Invested Amount (all Master Trust II Series)         $1,850,000,000.00
End of the Month Transferor Amount                               $761,210,024.32
End of the Month Transferor Percentage                                    29.15%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                        $61,581,618.45
     60-89 Days Delinquent                                        $44,852,084.65
     90+ Days Delinquent                                          $84,263,918.94

     Total 30+ Days Delinquent                                   $190,697,622.04
     Delinquent Percentage                                                 6.94%

Defaulted Accounts During the Month                               $18,199,011.04
Annualized Default Percentage                                              8.38%






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Apr-2002                        1995-A                                    Page 2


Principal Collections                                            $284,391,203.76
Principal Payment Rate                                                    10.91%

Total Payment Rate                                                        11.79%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                             $368,000,000.00
     Class B Initial Invested Amount                              $32,000,000.00
                                                                  --------------
TOTAL INITIAL INVESTED AMOUNT                                    $400,000,000.00

INVESTED AMOUNTS, as of May 15, 2002
     Class A Invested Amount                                     $368,000,000.00
     Class B Invested Amount                                      $32,000,000.00
                                                                  --------------
TOTAL INVESTED AMOUNT                                            $400,000,000.00

ADJUSTED INVESTED AMOUNTS, as of May 15, 2002
     Class A Adjusted Invested Amount                            $184,000,000.00
     Class B Adjusted Invested Amount                             $32,000,000.00
                                                                  --------------
TOTAL ADJUSTED INVESTED AMOUNT                                   $216,000,000.00

FLOATING ALLOCATION PERCENTAGE                                            15.35%

PRINCIPAL ALLOCATION PERCENTAGE                                           15.35%

MONTHLY SERVICING FEE                                                $500,000.00

INVESTOR DEFAULT AMOUNT                                            $2,789,796.38

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                    92.00%

     Class A Finance Charge Collections                            $5,975,413.66
     Other Amounts                                                         $0.00

TOTAL CLASS A AVAILABLE FUNDS                                      $5,975,413.66

     Class A Monthly Interest                                        $647,066.67
     Class A Servicing Fee                                           $460,000.00
     Class A Investor Default Amount                               $2,566,612.67

TOTAL CLASS A EXCESS SPREAD                                        $2,301,734.32

REQUIRED AMOUNT                                                            $0.00


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Apr-2002                        1995-A                             Page 3


CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                    8.00%

     Class B Finance Charge Collections                             $519,601.18
     Other Amounts                                                        $0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $519,601.18

     Class B Monthly Interest                                        $59,200.00
     Class B Servicing Fee                                           $40,000.00

TOTAL CLASS B EXCESS SPREAD                                         $420,401.18

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                               $2,722,135.50

     Excess Spread Applied to Required Amount                             $0.00

     Excess Spread Applied to Class A Investor Charge Offs                $0.00

     Excess Spread Applied to Class B Items                         $223,183.71

     Excess Spread Applied to Class B Investor Charge Offs                $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee            $28,000.00

     Excess Spread Applied to Cash Collateral Account                     $0.00

     Excess Spread Applied to Reserve Account                             $0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                            $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                           $2,470,951.79






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Apr-2002                            1995-A                                Page 4


EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                        $11,302,020.10

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                              $0.00

    Excess Finance Charge Collections applied to
    Required Amount                                                        $0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Class B Items                                                          $0.00

    Excess Finance Charge Collections applied to
    Class B Investor Charge Offs                                           $0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                            $0.00

    Excess Finance Charge Collections applied to
    Cash Collateral Account                                                $0.00

    Excess Finance Charge Collections applied to
    Reserve Account                                                        $0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                           $0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                              4.12%
    Base Rate (Prior Month)                                                4.16%
    Base Rate (Two Months Ago)                                             4.11%
                                                                           ----
THREE MONTH AVERAGE BASE RATE                                              4.13%

    Portfolio Yield (Current Month)                                       11.12%
    Portfolio Yield (Prior Month)                                         13.96%
    Portfolio Yield (Two Months Ago)                                      10.80%
                                                                          -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                       11.96%




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Apr-2002                         1995-A                                   Page 5


PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                              92.00%

    Class A Principal Collections                                 $40,154,572.41

CLASS B PRINCIPAL PERCENTAGE                                               8.00%

    Class B Principal Collections                                  $3,491,701.95

TOTAL PRINCIPAL COLLECTIONS                                       $43,646,274.36

INVESTOR DEFAULT AMOUNT                                            $2,789,796.38

REALLOCATED PRINCIPAL COLLECTIONS                                          $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                $137,563,929.26

CLASS A ACCUMULATION
    Controlled Accumulation Amount                               $184,000,000.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                   $184,000,000.00

CLASS B ACCUMULATION
    Controlled Accumulation Amount                                         $0.00
    Deficit Controlled Accumulation Amount                                 $0.00
CONTROLLED DISTRIBUTION AMOUNT                                             $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                          $0.00

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                               $0.00
CLASS B INVESTOR CHARGE OFFS                                               $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                    $0.00

CASH COLLATERAL ACCOUNT
-----------------------

    Required Cash Collateral Amount                               $52,000,000.00
    Available Cash Collateral Amount                              $52,000,000.00





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Apr-2002                         1995-A                                   Page 6


INTEREST RATE CAP PAYMENTS
--------------------------

    Class A Interest Rate Cap Payments                                     $0.00
    Class B Interest Rate Cap Payments                                     $0.00

TOTAL DRAW AMOUNT                                                          $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                            $0.00




                                            First USA Bank, National Association
                                            as Servicer

                                                    /s/ Tracie Klein
                                            By:    _____________________________
                                                   Tracie H. Klein
                                                   First Vice President